                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-12


                          TOUCHTUNES MUSIC CORPORATION
                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      1) Title of each class of securities to which transaction applies: ......
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         pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ...........
      4) Proposed maximum aggregate value of transaction: .....................
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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
      1) Amount previously paid: ..............................................
      2) Form, Schedule or Registration Statement No.: ........................
      3) Filing Party: ........................................................
      4) Date Filed: ..........................................................

                          TOUCHTUNES MUSIC CORPORATION
                        1800 E. Sahara Avenue, Suite 107
                            Las Vegas, Nevada 89104

                                 Notice of the
                         Annual Meeting of Stockholders
                              and Proxy Statement

YOUR VOTE IS IMPORTANT

It is important that your shares be represented and voted at the Annual Meeting of Stockholders. Check your proxy card or the information forwarded by your bank, broker or other holder of record to see which options are available to you.

                          TOUCHTUNES MUSIC CORPORATION
                        1800 E. Sahara Avenue, Suite 107
                            Las Vegas, Nevada 89104

                                 April 10, 2001

Dear Stockholder:

    We are pleased to enclose your Notice of the Annual Meeting and Proxy Statement for the Annual Meeting of Stockholders of TouchTunes Music Corporation (the "Company") to be held on Thursday, May 10, 2001, at 10:00 a.m., local time, at Hotel Omni Mont-Royal, Salon Ete, 1050 Sherbrooke Street West, Montreal, Quebec, Canada.

    The Board of Directors hopes that you will be able to attend this stockholders' meeting. We look forward to meeting you and discussing with you significant events that have occurred during the Company's last year as well as its current prospects. If you are unable to be present in person or to be otherwise represented, please execute the enclosed Proxy Statement and return it at your earliest convenience in the enclosed envelope. You are urged to read the enclosed Proxy Statement, which contains information relevant to the actions to be taken at the meeting.

                                          Very truly yours,

                                          Tony Mastronardi
                                          CHAIRMAN, AND CHIEF EXECUTIVE OFFICER

                          TOUCHTUNES MUSIC CORPORATION
                        1800 E. Sahara Avenue, Suite 107
                            Las Vegas, Nevada 89104

                                 NOTICE OF THE
                         ANNUAL MEETING OF STOCKHOLDERS

To Stockholders
of TouchTunes Music Corporation,

    Notice is hereby given that the Annual Meeting of Stockholders of TouchTunes Music Corporation (the "Company") will be held on Thursday, May 10, 2001, at 10:00 a.m., local time, at Hotel Omni Mont-Royal, Salon Ete, 1050 Sherbrooke Street West, Montreal, Quebec, Canada for the following purposes:

(1) To elect seven directors to serve until the next annual meeting or until their successors are elected and qualified;

(2) To consider and vote upon the ratification of the appointment of Ernst & Young LLP as the independent certified public accountants for the fiscal year ending December 31, 2001; and

(3) To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only stockholders of record at the close of business on April 4, 2001 are entitled to notice of and to vote at the meeting or any adjournment or adjournments thereof.

                                          By Order of the Board of Directors,
                                          Guy Nathan
                                          CORPORATE SECRETARY

Montreal, Canada
April 10, 2001

                          TOUCHTUNES MUSIC CORPORATION
                        1800 E. Sahara Avenue, Suite 107
                            Las Vegas, Nevada 89104

                            PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS

                             ---------------------

                              GENERAL INFORMATION

    The Board of Directors (the "Board of Directors" or the "Board") of TouchTunes Music Corporation (the "Company"), hereby solicits your proxy in the form enclosed for use at the Annual Meeting of Stockholders to be held on Thursday, May 10, 2001, or any adjournment or adjournments thereof ("Annual Meeting"). The expenses of soliciting your proxy will be borne by the Company. The proxy statement and form of proxy are first being mailed to stockholders on or about April 10, 2001.

    At the Annual Meeting, stockholders will be asked to elect seven directors of the Company to serve until the next annual meeting of stockholders or until their successors are elected and qualified, and to ratify the selection of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2001.

    Management currently is not aware of any other matters that will come before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons designated as proxies intend to vote in accordance with their best judgment on such matters.

    Note that all dollar amounts set forth in this proxy statement are in United States dollars, except where otherwise indicated, and references herein to "dollars" or "$" are to United States dollars and references to "CDN" are to Canadian dollars.

    We urge you to date, sign and return your proxy in the enclosed envelope promptly to make certain that your shares will be voted at the Annual Meeting.

DATE, TIME AND PLACE

    The Annual Meeting will be held on Thursday, May 10, 2001, 10:00 a.m., local time, at the Hotel Omni Mont-Royal, Salon Ete, 1050 Sherbrooke Street West, Montreal, Quebec, Canada.

RECORD DATE; VOTING RIGHTS

    The Board of Directors has fixed the close of business on April 4, 2001 as the record date for determining stockholders entitled to receive notice of and to vote at the meeting and any adjournment thereof ("Record Date"). On the Record Date, there were issued and outstanding 14,658,644 shares of the Company's Class A voting common stock, par value $.001 per share ("Common Stock"), and the following shares of the Company's preferred stock entitled to vote at the meeting: 12,843,960 shares of Series A Preferred Stock, par value $.001 per share ("Series A Preferred Stock") and 8,888,889 shares of Series B Preferred Stock, par value $.001 per share ("Series B Preferred Stock", and collectively with the Series A Preferred Stock, the "Voting Preferred Stock"). The holders of Common Stock are entitled to one vote per share. The holders of each share of Voting Preferred Stock are entitled to a number of votes equal to the number of full shares of Common Stock that can be acquired upon conversion of such Voting Preferred Stock. On the Record Date, the holders of Voting Preferred Stock were entitled to one vote per share. Holders of record of the Common Stock and Voting Preferred Stock will vote together as a single class at the Annual Meeting. The presence in person or by proxy of stockholders entitled to cast at least a majority of the votes that all holders of the Common Stock and the Voting Preferred Stock are entitled to cast at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting.

    With respect to Proposal 1, the seven nominees for election as directors who receive the greatest number of votes cast at the Annual Meeting in person or represented by proxy, assuming that a quorum is present, will be elected as directors.

    With respect to Proposal 2, approval will require the affirmative vote of more than 50% of the total votes cast on the proposal in person or represented by proxy at the Annual Meeting.

    Abstentions (and broker non-votes) will not be counted for or against a proposal in determining the number of votes cast; however, such abstentions (and broker non-votes) shall be counted present for quorum purposes.

VOTING AND REVOCATION OF PROXIES

    The enclosed proxy is revocable at any time prior to the time voting is declared closed by the filing of an instrument revoking it, or a duly executed proxy bearing a later date, with the Corporate Secretary of the Company or by attending the Annual Meeting and voting in person. All properly executed proxies received by the Corporate Secretary prior to the time voting is declared closed, and not revoked prior to that time, will be voted at the meeting in accordance with their respective instructions, if any. Unless otherwise directed, proxies will be voted FOR the election of each of the nominees for director as shown on the form of proxy, FOR the ratification of the appointment of Ernst & Young LLP as the independent certified public accountants of the Company, and in accordance with the proxies' best judgment on any other matters that may properly come before the Annual Meeting.

SOLICITATION OF PROXIES

    Proxies will be solicited chiefly by mail; however, certain officers, directors, employees and agents of the Company, none of whom will receive additional compensation therefor, may solicit proxies by telephone, telegram or other personal contact. The Company will bear the cost of the solicitation of the proxies, including postage, printing and handling, and will reimburse the reasonable expenses of brokerage firms and others for forwarding material to beneficial owners of the stock.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

    The proxies solicited hereby, unless directed to the contrary therein, will be voted FOR the election of the following seven nominees as directors of the Company, to hold office until the next annual meeting of stockholders or until their successors have been elected and qualified. All such nominees are now directors of the Company. All nominees have consented to being named in this proxy statement and to serve if elected. The Board of Directors has no reason to believe that any nominee will be unavailable or unable to serve as a director, but if for any reason any nominee should not be available or able to serve, the accompanying proxy will be voted by the persons acting under said proxy in accordance with the recommendations of the Board of Directors.

    The nominees, their respective ages, the year in which each first became a director of the Company and their principal occupations or employment during the past five years are as follows:

                             NOMINEES FOR DIRECTOR

    TONY MASTRONARDI, 41, has been a director of the Company and its Chief Executive Officer since December 1994. On February 8, 2001, Mr. Mastronardi relinquished his role as President to Mr. Francois Plamondon. Mr. Mastronardi was appointed as Chairman of the Board of Directors and continues to be Chief Executive Officer of the Company. Mr. Mastronardi has fifteen years of diverse business experience, holding senior management positions in various industries. Mr. Mastronardi has had hands-on involvement in the Company's jukebox business since its inception. Between 1985 and 1994, Mr. Mastronardi was employed as a Vice President, and then President, of Les Pavages Samacon Inc., a Montreal-based family-owned construction company.

    GUY NATHAN, 57, has been a director of the Company and its Secretary since December 1994. Mr. Nathan is a recognized inventor, having patented over 100 intellectual property inventions since 1965. He has founded numerous research and development companies, specializing in a variety of highly innovative products, such as microradars for military use, videodiscs using laser and CD technology, high efficiency DC motors and interactive cable TV. He was directly involved in the creation of photovoltaic-powered television transmitters and repeaters and microwave links, created a photovoltaic-powered modular television set for communal and educational TV use in third world countries, acted as consultant for numerous African countries in matters of telecommunications, particularly in setting up radio and television networks by satellite, developed satellite dish antennas for direct television reception in KU band, and developed and patented an interactive cable TV system.

    JOEL SCHOENFELD, 50, has been a director of the Company since
September 2000. Mr. Schoenfeld is recognized as one of the entertainment industry's leading experts on international intellectual property, competition, and privacy issues. Mr. Schoenfeld has focused on policy matters impacting the entertainment business, particularly e-commerce. In recognition of his knowledge in the field of intellectual property, he was appointed in 1999, and continues to serve, as one of 12 Commissioners of the Industry Advisory Commission to the World Intellectual Property Organization. Since 1990, he has been a member of the Executive Board and Central Board of Directors of the International Federation of the Phonographic Industry ("IFPI"). He was elected Chairman of the IFPI Council in 1999, a position he still holds.

    Since April 2000, Mr. Schoenfeld has been a consultant for Schoenfeld Consulting Inc., a consulting firm located in Stamford, Connecticut that focuses on management and organizational issues in international markets and intellectual property issues relating to the music industry.

    From November 1989 to April 2000, Mr. Schoenfeld served as Senior Vice President and General Counsel of BMG Entertainment ("BMG"), the entertainment division of Bertelsmann AG. There, he was responsible for all legal and business affairs of BMG worldwide. His duties included negotiating and analyzing new and existing business ventures and territorial expansion on a global level, international intellectual policy issues, international antitrust and competition legal matters, and privacy and database protection compliance. Also, since 1989, Mr. Schoenfeld has served as an officer or director or both for more than 80 Bertelsmann AG-related companies in more than 35 countries. Prior to joining BMG, Mr. Schoenfeld was General Counsel and Executive Vice President at the Recording Industry Association of America ("RIAA"), and also served on RIAA's Board of Directors.

    Mr. Schoenfeld is currently a director of two U.S. public companies:
ThinkPath Inc. and MindArrow Systems. ThinkPath Inc. provides IT and engineering-recruiting and project-outsourcing services, technical training, and ASP-based skills management technology. MindArrow Systems provides Web-based solutions that enable sales and marketing organizations to improve response rates and shorten sales cycles by replacing printed brochures and direct mail with multimedia messages called eBrochures.

    PIERRE DESJARDINS, 59, has been a director of the Company since
December 2000. Since 1996, Mr. Desjardins has been the Chief Executive Officer and Chairman of the Board of Directors of Total Containment Inc., a U.S. public company that offers engineering services and underground containment equipment in connection with the conveyance of fuels in service stations in more than 65 countries.

    From 1990 to 1994, Mr. Desjardins served as President and Chief Executive Officer of Domtar Inc., a producer of specialty and fine papers in North America. From 1978 to 1990, Mr. Desjardins served as President of both major divisions of Labatt, La Brasserie Labatt and Labatt Breweries of Canada. In addition, from 1967 until 1978, Mr. Desjardins was the Vice President of Sales at Imperial Tobacco.

    Mr. Desjardins also serves on the Board of Directors of Uni-Select Inc., a Canadian public company that distributes motor vehicle replacement parts, tools, equipment and accessories.

    HUBERT MANSEAU, 54, has been a director of the Company since February 2001. Since 1997, Mr. Manseau has been the President and Chief Executive Officer of Societe Innovatech du Grand Montreal, a high-tech venture capital firm in Canada. From 1995 to 1997, Mr. Manseau was employed at the Centre de recherche informatique de Montreal ("CRIM"), first as Vice President, Administration, Finances and Business Development, and later as Executive Vice President.

    Mr. Manseau is President of the Quebec Venture Capital Association, Reseau Capital. He is also Governor of the Junior Chamber of Commerce of Montreal.
Mr. Manseau has been a member of the Board of Directors of the Canadian Network for the Advancement of Research, Industry and Education ("CANARIE"). He also has been a member and Chairman of the Board of the College Edouard-Montpetit, the largest public college in Quebec. Mr. Manseau was a founding member of the Regional Internet Services of Quebec ("RISQ") network, has also served as Vice-Chairman of the Board of Directors of APO-Quebec, a Quebec research and development center for computer educational applications.

    SOPHIE FOREST, 32, has been a director of the Company since September 2000. In 1996, Ms. Forest joined CDP Sofinov (formerly known as SOFINOV Societe financiere d' innovation inc.) (hereinafter "CDP Sofinov") as manager. She was promoted to director in 1998, and is now responsible for making and managing investments in the information technologies industry. Before joining CDP Sofinov, Ms. Forest was a director at Bell Canada, a telecommunications company, during 1996. Her responsibilities included supervising the development of business plans with a view to creating new alliances, equity interest and business acquisitions for Bell Canada in Quebec and elsewhere in Canada.

    Ms. Forest serves on the board of directors of a number of private high-tech companies in Quebec and elsewhere in Canada.

    ROLAND RIBOTTI, 33, has been a director of the Company since May 2000. With experience in finance, including venture capital investments, Mr. Ribotti has held various management positions in the telecommunications sector. Since August 1999, Mr. Ribotti has been a manager at CDP Capital, a subsidiary of the Caisse de depot et placement du Quebec that invests in companies actively operating in the communications field. From January 1997 to August 1999, Mr. Ribotti was Director of Business Investments at Bell Emergis/BCE Capital. From January 1995 to January 1997, Mr. Ribotti was the Associate Director-Finance at Bell Canada.

    Mr. Ribotti is a director of Next Generation Networks Inc., which invented E*billboards, a network of internet enabled digital video screens placed in high traffic places. He is also on the board of directors of many other private companies in Quebec and elsewhere in Canada.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES NAMED HEREIN.

MEETINGS AND COMMITTEES OF THE BOARD

    During the fiscal year ended December 31, 2000 ("fiscal 2000"), the Board of Directors held nine meetings, six of which were by telephone conference and three of which were held in person. During their term, all of the then incumbent directors were present for at least 75% of the meetings of the Board and the committees of the Board on which they serve, other than Tonino Lattanzi who was unable to attend for personal reasons. Mr. Lattanzi resigned from the Board of Directors in December 2000 and was replaced by Mr. Desjardins.

    The Board of Directors has two standing committees: an Audit Committee and a Compensation Committee. The Board of Directors does not have a standing nominating committee.

    The Audit Committee is responsible for providing assistance to the Board of Directors in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, financial reporting, internal control, and compliance functions of the Company and its subsidiaries. The Audit Committee oversees the audit function and recommends to the Board of Directors the appointment of the independent auditors. It also reviews with management and the independent auditors its annual audit findings. In discharging its responsibilities, the Audit Committee is entitled to rely upon the reports, findings, and representations of the Company's auditors, legal counsel, and responsible officers. Prior to December 2000, the Audit Committee consisted of Pierre Pharand (Chairman) (who resigned as Director on April 4, 2000), Jacques Bourque (who resigned as Director on September 12, 2000) and Tony Mastronardi. The Audit Committee met once in fiscal 2000. On December 12, 2000, the Board of Directors appointed the following directors to the Audit Committee: Pierre Desjardins (Chairman), Joel M. Schoenfeld and Sophie Forest. Tony Mastronardi is no longer a member of the Audit Committee. On March 16, 2001, the Board of Directors adopted a charter for the Audit Committee. The Audit Committee charter is attached hereto as Appendix A. Two members of the Audit Committee, Pierre Desjardins and Joel M. Schoenfeld, are "independent" as such term is defined in Rule 4200(a)(15) of the NASD listing standards.

    The Compensation Committee is responsible for recommending to the Board of Directors the persons to be elected as executive officers of the Company and establishing the compensation of the executive officers of the Company. The Compensation Committee also makes recommendations to the Board of Directors or otherwise takes action regarding the adoption or amendment of employee benefit, bonus, incentive compensation or similar plans and is responsible for the oversight and administration of such plans. The Compensation Committee met once in fiscal 2000.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION
  DECISIONS

    Prior to December 12, 2000, the Compensation Committee consisted of Pierre Pharand (Chairman) (who resigned as Director on April 4, 2000, Jacques Bourque (who resigned as Director on September 12, 2000) and Tony Mastronardi. While he was a member of the Compensation Committee, Mr. Mastronardi was President and Chief Executive Officer of the Company. On February 8, 2001, Mr. Mastronardi relinquished his role as President of the Company. He continues to serve as Chief Executive Officer of the Company. Reference is hereby made to the Mastronardi Agreement described on Page 9 of this Proxy Statement. The Compensation Committee met once in fiscal 2000.

    On December 12, 2000, the Board of Directors appointed the following directors to the Compensation Committee: Pierre Desjardins (Chairman), Roland Ribotti and Sophie Forest. Mr. Mastronardi is no longer a member of the Compensation Committee.

REPORT OF THE AUDIT COMMITTEE

    The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the consolidated financial statements and the reporting process, including the systems of internal controls.

    In fulfilling its oversight responsibilities, the committee reviewed and discussed the audited consolidated financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements. The committee also reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited consolidated financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles, the matters required to be discussed by Statement of Auditing Standards No. 61 and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and the committee received from the auditors disclosure regarding the auditors' independence required by Independence Standards Board No. 1. The committee discussed with the Company's independent auditors the overall scope and plans for their audits. The committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

    In reliance on the reviews and discussions referred to above, the committee recommended to the Board of Directors (and the Board has approved) that the audited consolidated financial statements be included in the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission. The committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

                             Pierre Desjardins, Audit Committee
                             Chair
                             Joel Schoenfeld, Audit Committee Member
                             Sophie Forest, Audit Committee Member

March 16, 2001

AUDITOR INDEPENDENCE

    Ernst & Young LLP, the member firms of Ernst & Young International, Ltd. and their respective affiliates are the principal accountants of the Company. Further, Ernst & Young LLP provides other non-audit services to the Company and its subsidiaries. The audit committee of the Company's board of directors has considered whether the provision of non-audit services is compatible with maintaining the independence of Ernst & Young LLP.

AUDIT FEES

    Ernst & Young LLP billed the Company and its subsidiaries $138,000 for the following professional services: audit of the annual consolidated financial statements of the Company for the fiscal year ended December 31, 2000, and review of the interim financial statements included in quarterly reports on Form 10-QSB for the periods ended March 31, June 30 and September 30, 2000.

ALL OTHER FEES

    Ernst & Young LLP billed the Company and its subsidiaries $72,000 for other services rendered during the fiscal year ended December 31, 2000.

COMPENSATION OF DIRECTORS

    Executive officers of the Company who are directors or members of committees of the Board of Directors of the Company receive no compensation for serving in such positions. Directors who are not employees of the Company receive an annual fee of $3,000 for attendance at 50% of the meetings and attendance fees of $500 per Board and committee meeting. Committee chairmen receive $1,000 for attendance. In March 2001, the Company's Board of Directors approved the amendment of the compensation for directors. Only the two independent directors, Joel Schoenfeld and Pierre Desjardins, will receive an annual fee of $10,000 for the attendance of at least 50% of the meetings, attendance fees of $1,500 for each Board of Directors meeting in person, $1,000 for each committee meeting in person and $500 for each Board or committee meeting by phone. Committee chairmen will receive an additional $500 per meeting. This amended director compensation package is effective for all meetings held on or after September 12, 2000.

    On August 31, 1998, the Board of Directors granted options to purchase an aggregate of 15,000 shares of the Company's Class A Common Stock (5,000 shares each) to the Company's then three independent directors: Pierre Pharand, Caroline Singleton and Jacques Bourque. The exercise price is $2.78 per share. On August 31, 1999, 50% of these options vested, and the remaining 50% vested on August 31, 2000. The term of the options is ten years and the shares acquired upon exercise will be restricted securities. Pierre Pharand, Jacques Bourque and Caroline Singleton ceased to be directors of the Company on April 4, 2000, September 12, 2000 and February 8, 2001, respectively. Consequently, their respective options expired or will expire, as the case may be, ninety (90) days following their termination of directorship. On December 12, 2000, independent directors, Joel Schoenfeld and Pierre Desjardins each received 20,000 stock options, 50% of which vest on December 12, 2001, and the remaining 50% on December 12, 2002.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The Summary Compensation Table below shows, for the years 1998 through 2000 (except as otherwise noted), the compensation paid or awarded to Mr. Mastronardi, Chairman and Chief Executive Officer, and the four other executive officers of the Company who were employed by the Company as of December 31, 2000 and whose total annual salary and bonus for during fiscal 2000 exceeded $100,000 (collectively, the "Named Executives").

                                                                             LONG-TERM
                                                  ANNUAL COMPENSATION       COMPENSATION
                                                                               AWARDS
                                                                             SECURITIES
                                                                             UNDERLYING      ALL OTHER
                                    FISCAL       SALARY         BONUS       OPTIONS/SARS    COMPENSATION
NAME AND PRINCIPAL POSITION          YEAR         ($)            ($)        (# OF SHARES)      ($)**
Tony Mastronardi                     2000     150,000 CDN        --              261,000*    12,423 CDN
President and Chief Executive        1999     150,000 CDN        --              --          12,423 CDN
Officer                              1998     150,000 CDN        --              261,000*    12,423 CDN
Guy Nathan                           2000     150,000 CDN     25,000 CDN         261,000*    12,411 CDN
Senior Vice President and            1999     150,000 CDN        --              --           9,842 CDN
  Secretary                          1998     150,000 CDN        --              261,000*     9,842 CDN
Francois Plamondon                   2000     225,000 CDN    112,500 CDN         745,000        --
Chief Financial Officer and          1999         --             --              --             --
Chief Operating Officer              1998         --             --              --             --
John Margold                         2000         135,000         10,000         203,000*         7,200
Vice President, Sales and            1999         135,000         20,000         --               7,200
  Marketing                          1998         129,808         10,000          93,000*       --
Linda Komorsky                       2000         150,000         40,000         253,000*         7,200
Vice President, Business Affairs,    1999         110,000         20,000          10,000*         7,200
Music Rights and Licensing           1998          66,181          5,867          58,000*       --

* Options originally granted in 1998 and 1999 were cancelled and reissued on April 19, 2000 under the 2000 Plan. The exercise price and terms of the options granted under the 2000 Plan are the same as the exercise price and terms of the options cancelled.

**  Other compensation relates to automobile benefits.

    STOCK OPTIONS

    The following table sets forth further information regarding grants of options to purchase Common Stock made by the Company during fiscal 2000 to the Named Executives.

                       INDIVIDUAL OPTIONS/SAR GRANTS IN LAST FISCAL YEAR
                                                     PERCENTAGE OF
                                       NUMBER OF     TOTAL OPTIONS/
                                       SECURITIES     SARS GRANTED
                                       UNDERLYING     TO EMPLOYEES    EXERCISE PRICE
                                      OPTIONS/SARS   IN FISCAL 2000     PER SHARE
NAME                                    GRANTED           (%)              ($)          EXPIRATION DATE
Tony Mastronardi                          51,000         1.71%              2.78           April 19, 2010
                                         210,000         7.05%              2.78        December 31, 2000
Guy Nathan                                51,000         1.71%              2.78           April 19, 2010
                                         210,000         7.05%              2.78        December 31, 2000
Francois Plamondon                       745,000           25%            2.0625           April 19, 2010
John Margold                              93,000         3.12%              2.78           April 19, 2010
                                          75,000         2.52%            2.0625           April 19, 2010
                                          35,000         1.17%             1.625       September 12, 2010
Linda Komorsky                            48,000         1.61%              2.78           April 19, 2010
                                          20,000         0.67%              5.98           April 19, 2010
                                          85,000         2.85%            2.0625           April 19, 2010
                                         100,000         3.36%             1.625       September 12, 2010

    The following table summarizes certain information regarding outstanding options held by the Named Executives as of December 31, 2000.

                     AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                                FISCAL YEAR-END OPTION/SAR VALUES
                                                                                             VALUE OF
                                                                   NUMBER OF SECURITIES     UNEXERCISED
                                                                        UNDERLYING         IN-THE-MONEY
                                                                       UNEXERCISED        OPTIONS/SARS AT
                                                                     OPTIONS/SARS AT      FISCAL YEAR END
                                                                     FISCAL YEAR END          ($)(1)
                                              SHARES       VALUE
                                            ACQUIRED ON   REALIZED       EXERCISABLE/        EXERCISABLE/
NAME                                         EXERCISE       ($)         UNEXERCISABLE        UNEXERCISABLE
Tony Mastronardi                               --           --           25,500/25,500                 **
Guy Nathan                                     --           --           25,500/25,500                 **
Francois Plamondon                             --           --         248,340/496,660                 **
John Margold                                   --           --          69,000/134,000                 **
Linda Komorsky                                 --           --          41,500/211,500                 **

(1) Value is calculated as the difference between the fair market value of a share of Common Stock on December 31, 2000 ($1.0312 per share) and the exercise price of the options.

**  None of the unexercised options were in-the-money.

    EMPLOYMENT AGREEMENTS

    On March 11, 1997, the Company entered into an employment agreement (the "Mastronardi Agreement") with Tony Mastronardi. The term of his employment is for five years and the salary for his first year of employment was fixed at $125,000 CDN, commencing January 1, 1997. Mr. Mastronardi entered a non-competition and confidentiality agreement with the Company for as long as he remains in its employ and for an additional year thereafter. The non-competition covenant will continue for as long as Mr. Mastronardi owns any shares, directly or indirectly, in the Company. On August 31, 1998, the Board of Directors increased Mr. Mastronardi's annual base salary to $150,000 CDN retroactively effective to January 1, 1998. In addition, Mr. Mastronardi was granted options to purchase an aggregate of 261,000 shares of Common Stock at an exercise price of $2.78 per share. Options to purchase 51,000 shares will vest at the rate of 12,750 shares on September 1 of each of the four years commencing in the year 1999. Subject to certain contingencies, options to purchase an additional 210,000 shares will vest on December 31, 2000. The vesting conditions were not met on December 31, 2000, and, therefore, these options have expired. The term of the options is for ten years and the shares acquired upon exercise will be restricted securities.

    On March 11, 1997, the Company also negotiated an employment agreement with Guy Nathan, its Senior Vice-President for Research and Development and Secretary. The terms of the employment agreement with Mr. Nathan were identical to the employment agreement entered with Mr. Mastronardi. Mr. Nathan also executed a non-competition and confidentiality agreement in favor of the Company on terms identical to those of the non-competition and confidentiality agreement executed by Mr. Mastronardi. On August 31, 1998, the Board of Directors fixed Mr. Nathan's annual base salary at $150,000 CDN retroactively effective to January 1, 1998. In addition, Mr. Nathan was granted options to purchase an aggregate of 261,000 shares of Common Stock at an exercise price of $2.78 per share. Options to purchase 51,000 shares will vest at the rate of 12,750 shares on September 1 of each of the four years commencing in the year 1999. Subject to certain contingencies, options to purchase 210,000 shares were to vest on December 31, 2000. The vesting conditions were not met on December 31, 2000, and, therefore, these options have expired. The term of the options is for ten years and the shares acquired upon exercise will be restricted securities.

    On August 31, 1998, the Board of Directors approved and confirmed the employment terms and conditions of John Margold as the Company's Vice-President of Sales and Marketing. His employment is at will, with provisions made for severance payments depending on the length of his employment by the Company.
Mr. Margold will receive a base annual salary of $135,000. Depending upon his own performance and that of the Company, Mr. Margold will be eligible for an annual bonus of up to 100% of his base salary. In addition, Mr. Margold was granted options to purchase an aggregate of 93,000 shares of Common Stock. Options to purchase 12,500 shares at $2.78 per share have vested. Options to purchase an additional 37,500 shares at $2.78 per share will vest at the rate of 12,500 shares on September 1 of each of the three years commencing with 1999 and options to purchase the remaining 43,000 shares at $2.78 per share will vest at the rate of 10,750 shares on September 1 of each of the four years commencing in the year 1999. The term of the options is for ten years and the shares acquired upon exercise will be restricted securities.

    On August 31, 1998, the Board of Directors approved and confirmed the employment terms and conditions of Linda Komorsky as the Company's Vice-President of Business Affairs, Music Rights and Licensing. Her employment is at will, with provisions made for severance payments depending on the length of her employment by the Company. Ms. Komorsky will receive a base annual salary of $110,000. Depending upon her own performance and that of the Company, Ms. Komorsky will be eligible for an annual bonus of up to 60% of her base salary. In addition, Ms Komorsky was granted options to purchase an aggregate of 68,000 shares of Common Stock. Options to purchase 38,000 shares at $2.78 per share will vest at the rate of 9,500 shares on September 1 of each of the four years commencing with the year 1999. Options to purchase an additional 20,000 shares at $5.98 per share will vest at the rate of 15% on May 26, 1999; 35% on May 26, 2000; and 50% on May 26, 2001. Options to purchase the remaining 10,000 shares at $2.78 per share were to vest at the rate of 2,500 shares on May 26 of each of the four years commencing in the year 2000. The term of the options is for ten years and the shares acquired upon exercise will be restricted securities.

    On February 2, 2001, the Company entered into an employment agreement (the "Plamondon Agreement"), effective fiscal 2000, with Francois Plamondon to assume the responsibilities of Executive Vice-President, Chief Operating Officer and Chief Financial Officer for an indefinite term. On February 9, 2001,
Mr. Plamondon was promoted to President and Chief Operating Officer. The Plamondon Agreement provides for a minimum base salary (currently $225,000 CDN), a bonus of 50% of the base salary, to be approved by the Board of Directors, six weeks paid vacation per fiscal year and other customary benefits. In addition, the Plamondon Agreement confirms the grant of options to purchase 745,000 shares of Common Stock at a price per share of $2.0625, in conformity with the TouchTunes Music Corporation 2000 Long-Term Incentive Plan. Such options vest over a three-year period in equal monthly installments, commencing on January 15, 2000. The Plamondon Agreement provides for the acceleration of the vesting of the options held by Mr. Plamondon upon his disability or death or in the event of a change of control of the Company. Also, 20% of all unvested options granted shall become vested upon the filing of a prospectus or registration statement for an offering of shares of Common Stock of the Company. The Plamondon Agreement is terminable at any time by the Company or by Mr. Plamondon upon three months prior written notice to the Company. In the event of termination by the Company without cause, the Company shall pay
Mr. Plamondon severance equal to 18 months of his base salary. Such severance could amount to 24 months if such termination was to occur within a 12-month period following a change of control, a merger, an amalgamation or reorganization. Also, the options that would have vested during the 12-month period following the effective date of a termination shall vest immediately on the date of such termination. Mr. Plamondon is also subject to confidentiality, non-compete and non-solicitation covenants, which are effective during the term of Mr. Plamondon's employment with the Company, and for one year thereafter.

                              BENEFICIAL OWNERSHIP

ITEM 11.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information as of March 29, 2001 (except as otherwise noted in the footnotes) regarding the beneficial ownership of the Company's voting securities of: (i) each person known by the Company to own beneficially more than five percent of the outstanding Voting Preferred Stock or Common Stock; (ii) each director and nominee for director of the Company;
(iii) each Named Executive; and (iv) all directors and executive officers of the Company as a group. Except as otherwise specified, the named beneficial owner has the sole voting and investment power over the shares listed.

                                                        NUMBER OF SHARES BENEFICIALLY                      PERCENT
                                                         OWNED DIRECTLY OR INDIRECTLY                     OF CLASS
                                          ----------------------------------------------------------      ---------
                                                               VOTING PREFERRED         TOTAL VOTING       PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER      COMMON STOCK             STOCK(1)                POWER          OF CLASS*
------------------------------------      ------------         ----------------         ------------      ---------
Tony Mastronardi........................   10,001,920(2)(16)                             10,001,920         27.0%
4973 Felix McLearnan                          393,090(3)                                    393,090          1.1%
Pierrefonds, QC H8Y 3L2                        25,500(4)                                     25,500           **

Guy Nathan..............................   10,001,920(2)(16)                             10,001,920         27.0%
370 Rue Des Roselins                          393,090(3)                                    393,090          1.1%
Nun's Island, Quebec H3E 1Y6                   25,500(5)                                     25,500           **

Tonino Lattanzi.........................      328,038                                       328,038           **
12 Rue Dubois                              10,001,920(2)(16)                             10,001,920         27.0%
Clamart 92140 France                          393,090(3)                                    393,090          1.1%
                                               14,666(6)                                     14,666           **

CDP Sofinov.............................                           9,235,774(7)(16)       9,235,774         24.9%
1981 McGill College Avenue                                         2,222,222(7)(16)       2,222,222          6.0%
Montreal, Quebec H3A 3C7

Societe Innovatech du Grand Montreal....                           3,608,186(8)(16)       3,608,186          9.7%
2020 University Street
Montreal, Quebec H3A 2A5

CDP Capital Communications..............                           6,666,667(9)(16)       6,666,667         18.0%
1981 McGill College Avenue
Montreal, Quebec H3A 3C7

Francois Plamondon......................      351,815(10)                                   351,815           **
4450 Sherbrooke Street West, Apt. 21
Westmount, Quebec H3Z 1E6

Pierre Desjardins.......................       33,400                                        33,400           **
2228 Bear Den Road
Frederick MD 21701

Chafye Nemri............................      100,008(11)                                   100,008           **
61 Belcourt Street
Dollard-Des-Ormeaux, Quebec H9A 1Y2

Chris Marcolefas........................       36,500(12)                                    36,500           **
595 Robertson Street
Saint Laurent, Quebec H4L 1X4

John Margold............................       86,350(13)                                    86,250           **
704 Patton Drive
Buffalo Grove IL 60089

                                                        NUMBER OF SHARES BENEFICIALLY                      PERCENT
                                                         OWNED DIRECTLY OR INDIRECTLY                     OF CLASS
                                          ----------------------------------------------------------      ---------
                                                               VOTING PREFERRED         TOTAL VOTING       PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER      COMMON STOCK             STOCK(1)                POWER          OF CLASS*
------------------------------------      ------------         ----------------         ------------      ---------
Linda Komorsky..........................       72,750(14)                                    72,750           **
1600 South Rexford Drive
Los Angeles CA 90035

All directors and executive officers as
 a group (8 persons)....................   11,126,833(15)                  0             11,126,833         30.0%

* Percentage amounts based on all outstanding voting Common Stock, Series A Preferred Stock, Series B Preferred Stock and options to purchase Common Stock which are exercisable within 60 days of March 29, 2001.

**  Less than 1%.

---------------

(1) Voting Preferred Stock includes both Series A Preferred Stock and Series B Preferred Stock. The holders of each share of Voting Preferred Stock are entitled to a number of votes equal to the number of full shares of Common Stock that can be acquired upon conversion of such Voting Preferred Stock.

(2) Messrs. Mastronardi, Nathan and Lattanzi each own 33% of the capital stock of Techno Expres, SA, a French corporation with offices at 36, rue du Marche, Alfortville 94140 France, the owner of 10,001,920 shares of Common Stock.

(3) Messrs. Mastronardi, Nathan and Lattanzi own 50%, 16.67% and 33.33%, respectively, of the capital stock of TouchTunes Juke Box Inc., a Canadian corporation, with offices at 4973 Felix-McLearnan, Pierrefonds, Quebec, H8Y 3L2. TouchTunes Juke Box Inc. holds 393,090 shares of Common Stock.

(4) Represents 25,500 shares of Common Stock subject to options held by Mr. Mastronardi that are exercisable within 60 days of March 29, 2001.

(5) Represents 25,500 shares of Common Stock subject to options held by Mr. Nathan that are exercisable within 60 days of March 29, 2001.

(6) Mr. Lattanzi indirectly owns Neturba SRL, an Italian corporation with offices at via Bonafica 26 63040 Malitignano, Italy. Neturba SRL holds 14,666 shares of Common Stock.

(7) Represents 9,235,774 shares of Series A Preferred Stock and 2,222,222 shares of Series B Preferred Stock held by CDP Sofinov that are convertible share for share (subject to certain antidilutive provisions) into Common Stock, at the option of the holder, within 60 days of March 29, 2001.

(8) Represents 3,608,186 shares of Series A Preferred Stock held by Societe Innovatech du Grand Montreal that are convertible share for share (subject to certain antidilutive provisions) into Common Stock, at the option of the holder, within 60 days of March 29, 2001.

(9) Represents 6,666,667 shares of Series B Preferred Stock held by CDP Capital Communications that are convertible share for share (subject to certain antidilutive provisions) into Common Stock, at the option of the holder, within 60 days of March 29, 2001.

(10) Represents 351,815 shares of Common Stock subject to options held by Mr. Plamondon that are exercisable within 60 days of March 29, 2001.

(11) Represents 100,008 shares of Common Stock subject to options held by Mr. Nemri that are exercisable within 60 days of March 29, 2001.

(12) Represents 33,500 shares of Common Stock subject to options held by Mr. Marcolefas that are exercisable within 60 days of March 29, 2001, and 3,000 shares of Common Stock held directly by Mr. Marcolefas.

(13) Represents 85,250 shares of Common Stock subject to options held by Mr. Margold that are exercisable within 60 days of March 29, 2001, 1,000 shares of Common Stock held directly by Mr. Margold and 100 shares of Common Stock held indirectly by Mr. Margold through his children.

(14) Represents 72,750 shares of Common Stock subject to options held by Mrs. Komorsky that are exercisable within 60 days of March 29, 2001.

(15) Includes 695,323 shares of Common Stock subject to options that are exercisable within 60 days of March 29, 2001.

(16) These shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock are subject to a Voting Trust and Limited Shareholders Agreement, dated May 18, 2000 (the "Voting Agreement"), among Techno Expres, CDP Sofinov, Societe Innovatech du Grand Montreal, CDP Capital Communications (collectively, the "Investors") and the Company. Pursuant to the terms of the Voting Agreement, subject to certain minimum stock ownership requirements, the Investors shall vote to ensure that at least seven directors be elected to the Board of Directors of the Company. Of the seven directors, three shall be nominees of CDP Sofinov, Societe Innovatech du Grand Montreal and CDP Capital Communications, two shall be nominees of Techno Express, and the remaining two shall be nominees of such five nominees. The Investors have certain enumerated approval rights, rights of first refusal, piggyback rights and rights of forced sale if the Company fails to redeem. The Voting Agreement terminates upon the happening of one of the following: (i) all of the issued and outstanding shares of the Company are owned by one person, (ii) the bankruptcy or dissolution (whether voluntary or involuntary) of the Company or (iii) by written consent of all of the Investors. Reference is made to Exhibit 3 of the Company's Form 8-K, filed on June 2, 2000, which Exhibit is incorporated herein by reference.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Executive officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely upon a review of the copies of such reports furnished to the Company and written representations that no other reports were required during fiscal 2000, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent stockholders were complied with except the following: Tony Mastronardi and Guy Nathan did not file Form 4 to reflect the stock options granted to them in fiscal 2000. The reporting persons, Francois Plamondon, Chris Marcolefas, Chafye Nemri, John Margold and Linda Komorsky did not file Form 3, upon becoming reporting persons of the Company, nor Form 4, to reflect the stock options granted to them in fiscal 2000. These reporting persons, also, did not file Form 5 within the prescribed time. The Form 5 of each of these reporting persons will be filed in April 2001. Francois Plamondon, Chafye Nemri and Linda Komorsky, do not own, directly or indirectly, any of the Company's Common Stock or preferred stock. John Margold directly and indirectly owns 1,100 shares of the Company's Common Stock. Chris Marcolefas directly owns 3,000 shares of the Company's Common Stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Through a series of transactions in 1997, 1998 and 1999, Societe Innovatech du Grand Montreal and CDP Sofinov (the "Canadian Investors") acquired, in the aggregate, debentures and equity of TouchTunes Digital Jukebox, Inc. ("TouchTunes Digital") in the principal amount of $20,330,579 and $4,000,000 CDN, respectively. Pursuant to an arrangement between the Company and TouchTunes Digital, TouchTunes Digital performs research and development with respect to the Company's Digital Jukebox project and provides the Company with such other additional services as the Company reasonably requests in connection with the implementation of the Digital Jukebox project.

    In December 1999, pursuant a Share Exchange Agreement and an Amended Debenture Put Right agreement between the Company and the Canadian Investors, the Canadian Investors exchanged their shares and debentures of TouchTunes Digital for, in the aggregate, 12,843,860 shares of Series A Preferred Stock. As a result of the exchange of shares and debentures, the Company became the sole stockholder of TouchTunes Digital.

    On May 18, 2000, the Company issued an aggregate of 8,888,889 shares of Series B Preferred Stock in exchange for $14,000,000 in cash and the conversion of $6,000,000 in prior advances to the Company. The shares of Series B Preferred Stock are redeemable, by the holders, no earlier than January 1, 2004, at a premium of 20%, including the 9% dividend, per annum over the subscription price paid, which would be $34,487,672. The redemption premium for the year was $2,487,672 and was recorded as a reduction of paid-in capital. The Company has an option to redeem the Series B Preferred Stock after June 30, 2002, or earlier, if certain performance targets are met, at a redemption price equal to the face value plus accrued premiums and dividends. The Company issued 2,222,222 shares of Series B Preferred Stock to one of the Company's existing stockholders, CDP Sofinov, in exchange for the conversion of $5,000,000 previously advanced by CDP Sofinov to the Company. The remaining 6,666,667 shares of Series B Preferred Stock were issued to a new investor in the Company, CDP Capital Communications (formerly known as Capital Communications CDPQ inc.) ("CDP Capital"), in exchange for proceeds of $14,000,000 in cash and $1,000,000 previously advanced by CDP Capital to the Company. CDP Capital received $136,370 as a fee for its financial services with respect to this transaction.

    Based on the present number of shares of the Company's Common Stock issued and outstanding (14,658,644 shares), upon the exchange by the Canadian Investors of their 12,843,960 shares of Series A Preferred Stock into 12,843,960 shares of Common Stock, and upon the exchange by CDP Sofinov and CDP Capital of their aggregate 8,888,889 shares of Series B Preferred Stock into 8,888,889 shares of Common Stock, the Canadian Investors and CDP Capital will own approximately 59.7% of the Common Stock outstanding.

    Reference is made to the employment agreements between the Company and certain executive officers, as described above in the section entitled "Employment Agreements" under Executive Compensation.

               PROPOSAL 2 -- RATIFICATION OF INDEPENDENT AUDITORS

    On March 1, 2001, the Board of Directors selected the firm of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2001 ("fiscal 2001"). This nationally known firm has no direct or indirect financial interest in the Company.

    The Board of Directors is submitting the selection of Ernst & Young LLP as the Company's independent auditor for fiscal 2001 for ratification by the stockholders at the Annual Meeting. If at least 50% of the shares of Common Stock, together with the Voting Preferred Stock, represented in person or by proxy at the meeting is not voted for ratification, the Board will reconsider its appointment of Ernst & Young LLP as independent auditors for fiscal 2001.

    A representative of Ernst & Young LLP will be present at the Annual Meeting and will have the opportunity to make a statement if he desires to do so. It is anticipated that such representative will be available to respond to appropriate questions from stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS AUDITORS FOR FISCAL 2001.

                                 OTHER BUSINESS

    The Company does not presently know of any matters that will be presented for action at the meeting other than those set forth herein. If other matters properly come before the meeting, proxies submitted on the enclosed form will be voted by the persons named in the enclosed form of proxy in accordance with their best judgment.

                                 ANNUAL REPORTS

    The Company also has filed with the SEC an Annual Report on Form 10-KSB, as amended, for fiscal 2000 (the "Form 10-KSB"). The Company's Form 10-KSB is enclosed with this Proxy Statement. Copies of the Form 10-KSB are available upon written request to the Company at c/o TouchTunes Digital Jukebox, Inc. 3 Commerce Place, 4th Floor, Nuns' Island, Montreal, Quebec H3E 1H7, Attention:
Chris Marcolefas, and also may be accessed electronically by means of the SEC's home page on the Internet at "http://www.sec.gov."

                      2002 ANNUAL MEETING OF STOCKHOLDERS

    It presently is contemplated that the annual meeting of stockholders following fiscal 2001 (the "2002 Annual Meeting") will be held on or about
May 15, 2002. Under the current rules of the Securities and Exchange Commission, in order for any appropriate stockholder proposal to be considered for inclusion in the proxy materials of the Company for the 2002 Annual Meeting, it must be received by the Corporate Secretary of the Company, located at TouchTunes Music Corporation, 1800 Sahara Avenue, Suite 107, Las Vegas, Nevada 89104, no later than the close of business on December 10, 2001, by certified mail, return receipt requested.

    Pursuant to the proxy rules under the Securities Exchange Act of 1934, the Company's stockholders are notified that the deadline for providing the Company with timely notice of any stockholder proposal to be submitted outside of the Rule 14a-8 process for consideration at the 2002 Annual Meeting will be March 26, 2002. As to all such proposals about which the Company does not have notice on or prior to that date, discretionary authority to vote on such proposal shall be granted to the persons designated in the Company's proxy statement related to the 2002 Annual Meeting. If notice of such a stockholder proposal is received by the Company on or prior to such date, such proposal is properly presented at the 2002 annual meeting and is not included in the Company's proxy statement for such meeting, the proxies appointed by the Company may exercise discretionary authority if, in such proxy statement, the Company advises stockholders on the nature of such proposal and how the proxies appointed by the Company intend to vote on such proposal, unless the stockholder submitting such proposal satisfies certain requirements of the Securities and Exchange Commission, including the mailing of a separate proxy statement to the Company's stockholders.

                                          By Order of the Board of Directors,
                                          GUY NATHAN
                                          CORPORATE SECRETARY

                                   APPENDIX A

AUDIT COMMITTEE CHARTER

    ORGANIZATION

    This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the Board of Directors. The committee shall be appointed by the Board of Directors and shall comprise at least three directors, the majority of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, and at least one member shall have accounting or related financial management expertise.

    STATEMENT OF POLICY

    The audit committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's consolidated financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company's consolidated financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

    RESPONSIBILITIES AND PROCESSES

    The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company's consolidated financial statements, and the independent auditors are responsible for auditing those consolidated financial statements. The committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

    The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

    The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, recommend the replacement of the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

    The committee shall discuss with the independent auditors the overall scope and plans for their audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations.

    The committee shall review the interim consolidated financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-QSB. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

    The committee shall review with management and the independent auditors the consolidated financial statements to be included in the Company's Annual Report on Form 10-KSB (or the annual report to shareholders if distributed prior to the filing of Form 10-KSB), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the consolidated financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF

                          TOUCHTUNES MUSIC CORPORATION

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 10, 2001

    The undersigned hereby appoints Tony Mastronardi and Guy Nathan, and either of them, proxies of the undersigned, with full power of substitution, to vote all shares of Common Stock of TouchTunes Music Corporation (the "Company") that the undersigned is entitled to vote, at the Annual Meeting of Stockholders of the Company to be held on May 10, 2001, and at any adjournments thereof with all powers the undersigned would possess if personally present, as follows on the reverse side of this proxy card.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED IN ITEM 1, AND FOR APPROVAL OF THE PROPOSAL LISTED IN ITEM 2. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN.

                   (CONTINUED ON OTHER SIDE, PLEASE SIGN AND
              DATE ON OTHER SIDE, AND RETURN IN ENCLOSED ENVELOPE)

PLEASE MARK YOUR VOTES AS INDICATED IN EXAMPLE   /X/

Item 1.       Election of Tony Mastronardi, Guy Nathan, Joel Schoenfeld, Pierre Desjardins, Hubert
              Manseau, Sophie Forest and Roland Ribotti

              For ____                  Withhold Authority ____

Item 2.       Proposal to ratify the appointment of Ernst & Young LLP, as auditors for fiscal year ending December 31,
              2001

              For ____                  Against ____              Abstain ____

Item 3.       In their discretion, such other matters as may properly come before the meeting or adjournment thereof

              For ____                  Against____               Abstain____

Date: __________________________________ , 2001

         _____________________________________________________________

                                  Signature(s)

         _____________________________________________________________

                                  Signature(s)

Please sign here personally. Signature of stockholder(s) should correspond directly with name(s) in which shares are registered. If the stock is registered in more than one name, each joint owner or fiduciary should sign personally. Only authorized officers should sign for a corporation.

                 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                   CARD PROMPTLY USING THE ENCLOSED ENVELOPE